UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant                                           ☒

Filed by a Party other than the Registrant           ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☒           Definitive Additional Materials

☐           Soliciting Material Pursuant to §240.14a-12

DWS TARGET DATE SERIES
(Name of Registrant as Specified In Its Charter)

 ______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:

Hello, my name is_________, and I'm calling on behalf of the DWS [name of fund(s)].  May I please speak with __________? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of DWS [name of fund(s)] to be held on July 28, 2010.  Has that arrived?  For confirmation purposes, may I please have your city, state, and zip code?  Thank you.

If Shareholder is a Corporation or other entity:
Hello, my name is_________, and I'm calling on behalf of the DWS [name of fund(s)].  May I please speak with __________? Briefly, I wanted to be sure you received a proxy statement and proxy card for the special meeting of shareholders of the DWS [name of fund(s)] to be held on July 28, 2010.  Has that arrived?  For confirmation purposes, may I please have your full name and title?  Are you authorized to vote this account?

SCENARIO 1:
If Shareholder says that they HAVE NOT received, or DOES NOT REMEMBER receiving, the proxy statement and proxy card:
Step 1:

I would like to mail you another set of proxy materials.  Is your address still (address)?
You should receive your materials within 7 to 10 business days.

Step 2:
I would like to leave you with our toll free number.  If you have any questions or would like to vote over the phone after you receive your proxy statement, please call <CFS toll free>.  When calling, please refer to record #_____.  Our hours of operation are from 9:00 am to 11:00 pm Eastern Time, Monday through Friday, and 12pm to 6pm on Saturday.  Thank you for your time!  Have a nice day/evening!

After Shareholder Response:
Thank you for your time.  Have a nice day/evening!

SCENARIO 2:
If Solicitor reaches Answering Machine:
This message is to remind you that a special meeting of shareholders of the DWS [name of fund(s)] is scheduled for July 28, 2010.  You should have received a proxy statement in the mail.  If you have received it, to quickly vote your shares over the telephone, simply call ______.  When calling, please refer to record # ___.  Representatives are available from 9:00 a.m. until 11:00 p.m. Eastern time Monday through Friday and 12pm to 6pm on Saturday and will be happy to assist.  If for any reason you have not received the proxy statement, call us at [___________] and we will send you another. Your vote is important!  Thank you.

SCENARIO 3:
Step 1:
A. If Shareholder says that they HAVE received the proxy materials:
Have you had a chance to return your proxy card yet?

(If shareholders say they HAVE NOT yet returned the proxy card, see Scenario 4)

Step 2:
B. If Shareholder says that they HAVE returned the proxy card:
For whatever reason, that vote has not yet registered.  To ensure that your vote is registered for the upcoming meeting, I can quickly assist you with that over the phone today.

Step 3:
C.  If Shareholder says that they DO NOT want to place a vote over the phone:
Mr./Ms.___, your vote is important to the fund.  It will only take a moment of your time to ensure that your vote is registered.  The Board recommends a vote in favor of the proposals.  Would you like to register a vote along with the recommendations of your Board?
(If "yes"-follow step 4E.  If "no"-follow step 4F)

D.  If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of the proposals. Would you like to register a vote along with the recommendations of your Board?

Step 4:
E.  If Shareholder DOES want to vote with the Board:
I am recording your ___vote and will send you a printed confirmation to (address).  Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms___, you own additional accounts (list accounts).  Have you received the proxy materials for these accounts?
If YES-ask if shareholder would like to vote all the accounts.
If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:
Thank you for your time and your vote.  Have a nice day/evening!

F.  If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposal and vote on the item?

F(1.) If Shareholder DECLINES to vote:
Thank you for your time.  We will look forward to receiving your vote.  Have a nice day/evening!

F(2.) If Shareholder AGREES to review proposal:
READ proposals directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.
The Board recommends a vote in favor of the proposals.  How would you like to register your vote?

F(2.)A. If Shareholder DECLINES to Vote:
Thank you for your time.  We will look forward to receiving your vote. Have a nice day/evening!
F(2.)B. If Shareholder AGREES to Vote:
I am recording your __vote. I will forward it to the fund and will send you a printed confirmation to (address).  Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:
Mr./Ms___, you own additional accounts (list accounts).  Have you received the proxy materials for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:
Thank you for your time and your vote.  Have a nice day/evening!

SCENARIO 4:
Step 1:
A. If Shareholder says that they HAVE received the proxy materials:
Have you had a chance to return your proxy card yet?

Step 2:
B.  If Shareholder says that they HAVE NOT yet returned the proxy card:
To ensure your vote is registered for the upcoming meeting I can quickly assist you with that over the phone today.

Step 3:
C.  If Shareholder says that they DO NOT want to place a vote over the phone:

Mr./Ms.___, your vote is important to the fund.  It will only take a moment of your time to ensure that your vote is registered.  The Board recommends a vote in favor of the proposals.  Would you like to register a vote along with the recommendations of your Board?
(If "yes"-follow step 4E.  If "no"-follow step 4F)

D.  If Shareholder says that they DO want to place a vote over the phone:
The Board recommends a vote in favor of the proposals. Would you like to register a vote along with the recommendations of your Board?

Step 4:
E.  If Shareholder DOES want to vote with the Board:
I am recording your __vote and will send you a printed confirmation to (address).  Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

E(1.) If the account has duplicates:
Mr./Ms___, you own additional accounts (list all accounts).  Have you received the proxy materials for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

E(2.) After Shareholder Response:
Thank you for your time and your vote.  Have a nice day/evening!

F.  If Shareholder DOES NOT want to vote with the Board:
Would you like to review the proposals and vote on the item?

F(1.) If Shareholder DECLINES to vote:
 I would like to leave you with our toll free number.  If you have any questions or would like to vote over the phone, please call <CFS toll free>.  When calling, please refer to record #_____.  Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time!   Have a nice day/evening!

F(2.) If Shareholder AGREES to review the proposal:
READ proposals directly from the proxy statement AND ANSWER ANY QUESTIONS ABOUT THE PROCESS OF SUBMITTING A PROXY OR VOTING.
The Board recommends a vote in favor of the proposals.  How would you like to register your vote?
F(2.)A. If Shareholder DECLINES to Vote:
 I would like to leave you with our toll free number.  If you have any questions or would like to vote over the phone, please call <CFS toll free>.  When calling, please refer to record #_____.  Our hours of operation are from 9:00 am to 11:00 pm Eastern Time Monday through Friday, and 12pm to 6pm on Saturday. Thank you for your time!   Have a nice day/evening!

F(2.)B. If Shareholder AGREES to Vote:
I am recording your __vote. I will forward it to the fund and will send you a printed confirmation to (address).  Please review your confirmation when you receive it and call <CFS toll free> immediately if your voting instructions are not correctly reflected in the confirmation. For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

If the account has duplicates:
Mr./Ms___, you own additional accounts (list all accounts).  Have you received the proxy materials for these accounts?
If YES-ask if shareholder would like to vote the accounts.
If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS.

After Shareholder Response:
Thank you for your time and your vote.  Have a nice day/evening!